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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 31, 2006


                          REGIONS FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

    417 North 20th Street, Birmingham, Alabama               35203
   --------------------------------------------           -----------
     (Address of principal executive offices)             (Zip code)

                                 (205) 944-1300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

  ITEM 5.02 (b)
  ---- --------

     Richard D. Horsley, Vice Chairman of the Board of Directors of Regions Financial Corporation and CEO of Business Enterprises, will retire as a director of the Company effective as of the Regions-AmSouth merger closing date and will retire as an officer of the Company on December 31, 2006.

     In a letter to the board of directors dated August 31, 2006, Mr. Horsley stated:

     "After communicating with all of you, and a great deal of thought and deliberation, I have decided to retire as an officer and director of Regions. I am extremely grateful for the support you have shown for my decision.

     With the anticipated closing date for the Regions-AmSouth merger set for the fourth quarter and the integration planning effort well on its way under the combined leadership team, I believe that a year-end retirement is best for the Company and for me personally. During the remaining months of this year, I will continue to provide leadership and support for our Company, and will assist with the transition of my current responsibilities. I also will continue to work with the Company and you to document and formalize my decision.

     Upon retirement, I will be leaving at age 64 and only a couple of months shy of 35 years with this great Company. I am extremely proud of its accomplishments over that time and excited about its future. I will miss being a part of it, and most of all, I will miss my associations with this board, the Regions' management team and all of the Regions' associates."

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 REGIONS FINANCIAL CORPORATION
                                        (Registrant)



                                 By: /s/ D. Bryan Jordan

                                      D. Bryan Jordan
                                      Executive Vice President and
                                      Chief Financial Officer

Date: August 31, 2006